Exhibit 10.57

CONTRACT AMENDMENT

BUSINESS:	NewLink Genetics Corporation
MASTER CONTRACT #:	04-IVF-019
AMENDMENT #:	One
EFFECTIVE DATE:	August 19, 2010

THIS CONTRACT AMENDMENT is made by and between the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, (hereafter “Department” or “IDED”), 200 East Grand Avenue, Des Moines, Iowa 50309, an agency of the State of Iowa and NewLink Genetics Corporation (hereafter “Business”), a Delaware corporation, 2901 South Loop Drive, Suite 3900, Ames, Iowa 50010.

WHEREAS, Business requested an extension of the Project Completion Date, and

WHEREAS, the IDED Board approved a one (1) year extension, effective as of the Effective Date stated above, and

NOW, THEREFORE, the Contract referenced above is amended as follows:

1.              REVISION OF ARTICLE 10.2, “COVENANTS.”  Article 10.2 is amended as follows:

10.2                Creation and Maintenance of Jobs in Iowa.
(a)  By March 18, 2011  ~~the end of the 5th year from the Contract Effective Date plus any additional extension periods that may be granted by IDED pursuant to this Article 10.2~~, the Business shall create 315 jobs and retain 35 jobs for a total of 350 jobs (the “Job Creation/Retention Obligation”).  One hundred percent (100%) of the pledged jobs shall be created by March 18, 2011 ~~the end of the 5th year from the Contract Effective Date~~.  At that time, the 5-year Job Maintenance Period shall begin, ending March 18, 2016. ~~The combined Job Creation Period time frame and the Job Maintenance Period shall be the end of the 10th year from the Contract Effective Date plus any additional extension periods that may be granted by IDED pursuant to this Article 10.2.~~  All Project jobs shall be created and maintained in the State of Iowa.

2.              REVISION OF EXHIBIT D,  “DESCRIPTION OF THE PROJECT AND AWARD BUDGET.”  Exhibit D is amended to revise the Project Completion Date.  Details of this change are reflected in the attached Revised Exhibit C which is hereby incorporated by this reference and made a part of this Contract Amendment.

This section left blank intentionally; signature page follows.

Except as otherwise revised above, the terms, provisions, and conditions of Contract Number 04-IVF-019 remain unchanged and are in full force and effect:

FOR BUSINESS:	FOR IDED:

	Brett Mills, Director	DATE
SIGNATURE

PRINT/TYPE NAME, TITLE

FOR COMMUNITY:

SIGNATURE

PRINT/TYPE NAME, TITLE

GROW IOWA VALUE FUNDS PROGRAM

PROJECT DESCRIPTION AND BUDGET

(EXHIBIT D)

To be filled in by DED:

Original

Name of Recipient:	NewLink Genetics	Amendment #

Contract #:	04-IVF-19

PROJECT DESCRIPTION

NewLink Genetics, Inc. will develop and bring to market cancer drugs, diagnostic applications and software databases. The project involves bringing at least 3 cancer drugs to clinical trials, initiating collaborative product development with another pharmaceutical/biotech companies, building a pharmaceutical research and development facility, and constructing a pharmaceutical manufacturing plant.

PERFORMANCE TARGETS

NewLink Genetics will invest at least $189,862,500 in research and development of cancer drugs; acquisition of equipment; construction of a R & D facility and product manufacturing facility.  NewLink Genetics will retain 35 employees and create 315 positions ~~within 5 years of the Contract Effective Date~~ by the Project Completion Date.

PROJECT COMPLETION DATE: ~~5 Years from Contract Effective Date~~ March 18, 2011

PROJECT MAINTENANCE DATE: ~~10 Years From Contract Effective Date~~ March 18, 2016

AMOUNT BUDGETED

USE OF FUNDS ACTIVITY	Cost	Source A	Source B	Source C	Source D	Source E	Source F
Clinical Trials	$55,300,000		$55,300,000
Product Devel/Testing	$2,500,000	$1,507,500			$992,500
Research & Development	$78,750,000	$2,000,000	$76,250,000		$500,000
Capital Equipment Acq.	$12,100,000	$1,600,000	$10,500,000
Building Construction	$20,300,000	$492,500	$19,300,000			$507,500
Bioinformatics Equipment/	$5,750,000	$400,000	$5,350,000
Database Equipment	$0
Employee Training (260E)	$1,930,000			$1,930,000
Other Capital Investment	$13,232,000		$8,950,000		$4,282,500
	$0
	$0
SUBTOTAL	$189,862,500	$6,000,000	$175,650,000	$1,930,000	$5,775,000	$507,500	$0

SUBTOTAL	$0	$0	$0	$0	$0	$0	$0
TOTAL ALL FUNDS	$189,862,500	$6,000,000	$175,650,000	$1,930,000	$5,775,000	$507,500	$0

TERMS OF PROPOSED FINANCING

Source of Funds	Amount	Type	Rate	Term	Collateral
Source A: Iowa Values Fund	$6,000,000	Fgl/Royalty			1st position on Intellectual Property, $3.2 million royalty repayment to be paid back
Source B: NewLink Genetics Inv/Equity	$175,650,000	Tax Refund
Source C: New Jobs Training Fund	$1,930,000	Grant
Source D: NCIP/NJIP	$5,775,000	Tax Credits			within ten years.
Source E: NCIP/NJIP	$507,500	Sales Tax Refund
Source F:	$0

TOTAL:	$189,862,500

ADDITIONAL PERFORMANCE TARGETS

Number of Jobs to be Created:	315	Total of other Funds in Project:	$183,862,500
Number of Jobs to be Retained:	35
Total GIVF for Project:	$6,000,000	Total GIVF for Project:	$6,000,000

GIVF per Job Affected:	$17,142.86	Ratio of $1.00 of GIVF to:	$30.64 of “Other” Funds